Deutsche Bank Global Financial Services Conference June 1, 2016 Exhibit 99.1

Disclaimer
This presentation contains forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may”, or by variations of such words or by similar expressions.
These forward-looking statements are
subject to numerous assumptions, risks and uncertainties which change over time.
Forward-looking statements speak only as
of the date they are made and we assume no duty to update forward-looking statements.  Actual results may differ materially from current projections.
Forward-looking statements involve known and unknown risks and uncertainties.  A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected.  In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-
looking statements or historical performance: difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation;
the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Who is M&T Bank Corporation?
Top 20 US-based commercial bank holding company
Have grown substantially from $2 billion in assets in 1983 to $125 billion at
March 31, 2016
17,153 employees across 808 domestic branches in eight states and
Washington DC
3.8 million customers representing 6.0 million accounts
$73 billion of assets under management
1
Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis
1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend
M&T has not posted a loss going back to 1976 –
159 quarters
All data as of
first quarter 2016.
(1)
Includes affiliated manager.

M&T’s Operating Model
Long-tenured management team and workforce
Consistent credit culture
Focus on operating leverage / efficiency
Disciplined capital allocation and acquisitions
Opportunistic growth
Low credit and earnings volatility
Outperformance in stressed environments
Consistent capital generation
Consistent Operating Model
Results
Superior Long-Term Performance

M&T Talent and Leadership
M&T’s 14-member Management Group averages 25 years of service
Average 11 years on Management Group
Deep experience integrating deals with 24 mergers over last 28 years, including
11 thrifts
Generally develop general manager talent in-house
Two executive training programs in place for over 30 years; recruited 1,859 graduates
Actively complement with external hires having industry expertise
Bank-wide, M&T’s employee tenure averages 10.4 years –
more than twice that of
the financial services industry
Our depth of talent is a key competitive advantage

Key Metrics
(1)
The Efficiency Ratio and Pre-tax, Pre-provision Net Revenue are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.
(2)
Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Tangible common equity and tangible asset calculations are available in the appendix.
(3)
Years prior to 2011 not restated for change of accounting policy for LIHTC
(4)
Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances
2010
2011
2012
2013
2014
2015
1Q'15
1Q'16
Superior Pre-Credit Earnings
Net Interest Margin
3.84%
3.73%
3.73%
3.65%
3.31%
3.14%
3.17%
3.18%
Net Operating Efficiency Ratio
(1)(3)
53.71%
59.49%
55.28%
55.98%
59.29%
57.98%
61.46%
57.00%
PPNR
(1)(3)
1,461
1,531
1,796
1,951
1,766
1,845
413
517
PPNR to RWA
(1)(3)(4)
2.28%
2.26%
2.43%
2.61%
2.35%
2.14%
2.28%
2.20%
Strong Credit Metrics
Allowance to Loans (As At)
1.74%
1.51%
1.39%
1.43%
1.38%
1.09%
1.37%
1.10%
Net Charge-Offs to Loans
0.67%
0.47%
0.30%
0.28%
0.19%
0.19%
0.22%
0.19%
Focused on Returns
Net Operating Return on:
Tangible Assets
(1) (2)
1.17%
1.26%
1.40%
1.47%
1.23%
1.18%
1.08%
1.09%
Tangible Common Equity
(1) (2)
18.95%
17.96%
19.42%
17.79%
13.76%
13.00%
11.90%
11.62%
Consistent Capital Generation
Tangible Common Equity to Tangible Assets
6.19%
6.40%
7.20%
8.39%
8.11%
8.69%
8.17%
8.71%
Tier 1 Common Capital Ratio
6.51%
6.86%
7.57%
9.22%
9.83%
11.26%
9.99%
11.28%
Common Equity Tier 1 Ratio
NA
NA
NA
NA
NA
11.08%
9.78%
11.06%
Tier 1 Capital Ratio
9.47%
9.67%
10.22%
12.00%
12.47%
12.68%
11.68%
12.35%
Balance Sheet (As At)
Loans to Deposits
104.39%
101.18%
101.46%
95.46%
90.60%
95.14%
91.17%
93.27%
Securities to Assets
10.51%
9.85%
7.32%
10.33%
13.44%
12.75%
14.63%
12.41%

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2010
2012
2013
2014
2015
1Q16

2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
1Q16A

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2010
2012
2013
2014
2015
1Q16

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2010
2012
2013
2014
2015
1Q16

M&T Bank Corporation

M&T’s Business Model –
a Historical Perspective
Years prior to 2011 not restated for LIHTC.
Refer to appendix for peer group list and GAAP reconciliation.
57.00%
68.21%
61.96%
53.71%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
Net Operating Efficiency Ratio %
MTB
Peer Maximum
Peer Median
Peer Minimum
2.20%
2.80%
1.86%
1.32%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
PPNR to RWA%
MTB
Peer Maximum
Peer Median
Peer Minimum
11.62%
17.76%
11.03%
3.48%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
Return on Tangible Common Equity %
MTB
Peer Maximum
Peer Median
Peer Minimum
3.18%
3.43%
3.05%
2.75%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Net Interest Margin %
MTB (SNL)
Peer Maximum
Peer Median
Peer Minimum

Low-Volatility Model
Low Cost of Capital
Return on Average Tangible Assets
25 Years (1991-2015)
Relative Cost of Capital
10 Year Beta Average
Peers
MTB
Median
1.38%
1.27%
Volatility
(Std Deviation)
0.44%
0.25%
1.78%
1.67%
1.38%
1.27%
-0.23%
0.71%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
Peer Median
MTB
Max
Median
Min
Company
Beta
1
Peer 1
1.57
Peer 2
1.51
Peer 3
1.48
Peer 4
1.46
Peer 5
1.45
Peer 6
1.45
Peer Median
1.45
Peer 7
1.34
Peer 8
1.33
Peer 9
1.24
Peer 10
1.23
MTB
1.11
Peer
11
1.10
Source: SNL Interactive, Regulatory and GAAP filings.
Refer to appendix for peer group list and GAAP reconciliation.
(1)  Daily stock price beta over a 250 trading day holding period versus the S&P 500.

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q16

M&T Bank Corporation

Outperformance Through the Credit Cycle
Source: SNL Interactive, Regulatory and GAAP filings, Recession periods as defined by the National Bureau of Economic Research.
(1)    Top 25 publicly traded commercial banks each year. 2009 Excludes First Republic Bank.
NCOs/Loans
MTB
Top 25
Median
MTB
Advantage
25 Year
Average
0.38%
0.82%
0.43%
Recessions
3Q90-1Q91
0.39%
1.30%
0.91%
1Q01-4Q01
0.31%
0.62%
0.31%
4Q07-2Q09
0.79%
1.47%
0.68%
1
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
NCOs / Average Loans
Recessions
MTB
Top 25 Median

Tangible Common Equity / Tangible Assets (TCE/TA)
12%
11%
10%
9%
8%
7%
6%
5%
4%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 Q1
M&T
Peer Median

Tier 1 Common → Common Equity Tier 1 (%)[1]
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 Q1

M&T Bank Corporation

Historically Efficient Capital Structure Aligned With Risk Profile
Tangible and Regulatory Capital
Source: SNL Interactive and Regulatory Filings.
(1)  For periods prior to 2015, reflects the Tier 1 Common ratio calculated under previous Basel rules.
TCE/TA
20-Year
Average
3/31/16
MTB
6.2%
8.7%
Peer Median
6.9%
9.0%
Difference
(0.7%)
(0.3%)
11.1%
10.6%
CCAR 2014 & 2015

Capital Retained 56%
Dividends 44%

Capital Retained 43%
Dividends 34%
Share Repurchases 23%

M&T Bank Corporation

Cumulative Capital Retained, Dividends and Share Repurchases
Deploying Capital Where and When it Makes Sense
5 Years
2003
-
2007
8
Years
2008 -
2015
30 Years
1986 –
2015
Calculated
using
Net
Operating
Income
–
see
appendix.
Share
Repurchases
52%
Dividends
28%
Capital
Retained
20%

Median - 2000-2007: 3.2x
Median - 2008 and After : 1.6x
KEYSTONE
ALLFIRST
PROVIDENT
WILMINGTON TRUST
HUDSON CITY
2.4
BB&T / One Valley Bancorp / Feb-00
2.7
National Commerce / CCB Financial / Mar-00
2.0
Wells Fargo / First Security / Apr-00
2.0
M&T Bank / Keystone / May-00
3.3
Chase Manhattan / J.P. Morgan / Sep-00
2.9
FleetBoston / Summit Bancorp / Oct-00
4.5
Firstar / U.S. Bancorp / Oct-00
2.6
Comerica / Imperial Bancorp / Nov-00
3.4
Fifth Third / Old Kent Financial / Nov-00
3.1
ABN AMRO / Michigan National / Nov-00
3.8
BB&T / F&M National / Jan-01
2.9
RBC / Centura Banks / Jan-01
4.4
Citigroup / EAB / Feb-01
2.6
First Union / Wachovia / Apr-01
1.9
BNP Paribas / BancWest / May-01
2.2
BNP Paribas / United California Bank / Dec-01
3.0
M&T Bank / Allfirst Financial / Sep-02
3.2
BB&T / First Virginia / Jan-03
3.9
Bank of America / FleetBoston / Oct-03
2.9
J.P. Morgan / Bank One / Jan-04
2.8
Regions Financial / Union Planters / Jan-04
4.4
North Fork Bancorporation / GreenPoint Financial / Feb-04
2.7
National City / Provident Financial / Feb-04
4.5
BNP Paribas / Community First Bankshares / Mar-04
3.7
RBS / Charter One / May-04
4.8
SunTrust / National Commerce / May-04
3.9
Wachovia / SouthTrust / Jun-04
8.8
Fifth Third / First National Bankshares of Florida / Aug-04
2.6
TD Bank / Banknorth / Aug-04
2.9
Capital One / Hibernia / Mar-05
4.3
Zions / Amegy / Jul-05
4.4
TD Banknorth / Hudson United / Jul-05
4.9
Capital One / North Fork Bancorporation / Mar-06
3.0
Regions Financial / AmSouth / May-06
4.9
Banco Bilbao / Texas Regional / Jun-06
2.6
Citizens Banking / Republic Bancorp / Jun-06
3.9
PNC / Mercantile Bankshares / Oct-06
4.3
Bank of America / U.S. Trust / Nov-06
2.2
TD Bank / TD Banknorth / Nov-06
7.8
Bank of New York / Mellon Financial / Dec-06
3.4
Huntington / Sky Financial / Dec-06
5.2
State Street / Investors Financial / Feb-07
4.9
Banco Bilbao / Compass Bancshares / Feb-07
2.5
Bank of America / LaSalle Bank / Apr-07
3.2
Wells Fargo / Greater Bay Bancorp / May-07
3.0
Fifth Third / First Charter / Aug-07
3.1
RBC / Alabama National / Sep-07
3.3
TD Bank / Commerce Bancorp / Oct-07
0.9
Mitsubishi UFJ / UnionBanCal / Aug-08
0.6
Wells Fargo / Wachovia / Oct-08
0.5
PNC / National City / Oct-08
1.4
M&T Bank / Provident / Dec-08
1.7
First Niagara / NewAlliance / Aug-10
1.0
M&T Bank / Wilmington Trust / Oct-10
1.0
BMO Financial / Marshall & Ilsley / Dec-10
1.7
Hancock / Whitney / Dec-10
2.3
Comerica / Sterling Bancshares / Jan-11
1.0
Capital One / ING Bank / Jun-11
1.0
PNC / RBC Bank (USA) / Jun-11
2.2
Mitsubishi UFJ / Pacific Capital Bancorp / Mar-12
0.8
M&T Bank / Hudson City / Aug-12
1.7
PacWest / CapitalSource Inc. / Jul-13
1.7
Umpqua Holdings / Sterling Financial / Sep-13
1.2
CIT / IMB HoldCo / Jul-14
1.7
BB&T / Susquehanna / Nov-14
2.6
Royal Bank of Canada / City National / Jan-15
2.2
BB&T / National Penn / Aug-15
1.7
KeyCorp / First Niagara / Oct-15
1.5
NY Community / Astoria Financial / Oct-15
2.3
BBCN Bancorp / Wilshire Bancorp / Dec-15
1.6
Huntington / FirstMerit Corp / Jan-16
1.5
Chemical Financial Corp / Talmer Bancorp / Jan-16

M&T Bank Corporation

M&T’s acquisitions vs. bank deals greater than $1B since 2000: Deal value / TCE
Disciplined Approach to Acquisitions
Source:  SNL Financial, Company Filings
Deal value at announcement and tangible common equity at most recent quarter before announcement.
Although M&T’s acquisitions of Provident and Wilmington were both less than $1.0 billion in deal value, they have been included for reference.

Strategic Focus: Disciplined Growth and Capital Efficiency
Consistent
Credit Culture
Sustaining credit discipline
Focus
on Operating
Leverage / Efficiency
Technology
investments for growth and efficiency
Potential upside from asset sensitive balance sheet
Disciplined
Capital Allocation
Capital
structure
optimization
–
deploy
excess
capital
Investments in franchise
Dividends
Repurchases
Acquisitions?
Opportunistic
Growth
Building commercial bank in New Jersey
Capitalize on market disruption
Prudent management of shareholders’ capital (investment or distribution)
remains at the core of M&T’s operating philosophy

18.3%
Annual
rate
of
return
since
1980
1
In
the
top
30
of
the
entire
universe
2
of
U.S.
based
stocks
traded
publicly
since
1980
M&T Bank Corporation…a solid investment
(1)
CAGR calculated assuming reinvestment of dividends through March 31, 2016
(2)
Includes 591 U.S. based publicly traded stocks
Rank
Company Name
Industry
Annual Return
1
L Brands, Inc.
Consumer Discretionary
23.4
2
Eaton Vance Corp.
Financials
22.9
3
TJX Companies, Inc.
Consumer Discretionary
22.5
4
Hasbro, Inc.
Consumer Discretionary
22.1
5
Stryker Corporation
Health Care
22.0
6
Mylan N.V.
Health Care
21.2
7
Valspar Corporation
Materials
21.1
8
Gap, Inc.
Consumer Discretionary
21.0
9
Progressive Corporation
Financials
21.0
10
Wal-Mart Stores, Inc.
Consumer Staples
20.0
11
Sherwin-Williams Company
Materials
19.9
12
Danaher Corporation
Industrials
19.8
13
Berkshire Hathaway Inc. Class A
Financials
19.6
14
Equifax Inc.
Industrials
19.6
15
Robert Half International Inc.
Industrials
19.2
16
Walgreens Boots Alliance Inc
Consumer Staples
19.2
17
State Street Corporation
Financials
19.1
18
Astronics Corporation
Industrials
19.0
19
Constellation Brands, Inc. Class B
Consumer Staples
19.0
20
V.F. Corporation
Consumer Discretionary
19.0
21
Lowe's Companies, Inc.
Consumer Discretionary
18.9
22
HollyFrontier Corporation
Energy
18.9
23
Graco Inc.
Industrials
18.8
24
Flowers Foods, Inc.
Consumer Staples
18.7
25
Aflac Incorporated
Financials
18.7
26
RLI Corp.
Financials
18.7
27
Church & Dwight Co., Inc.
Consumer Staples
18.6
28
M&T Bank Corporation
Financials
18.3
29
Helen of Troy Limited
Consumer Discretionary
17.8
30
Sysco Corporation
Consumer Staples
17.8
$2,251 invested in M&T in 1980 would be worth $1 million as of today

15 Appendix and GAAP Reconciliations

Reconciliation of GAAP and Non-GAAP Measures
(1)
Years prior to 2011 not restated for change of accounting policy for LIHTC
Net Income
2010
2011
2012
2013
2014
2015
1Q15
1Q16
$ in millions
Net income
$736.2
$859.5
$1,029.5
$1,138.5
$1,066.2
$1,079.7
$241.6
$298.5
Intangible amortization*
35.3
37.6
37.0
28.6
20.7
16.2
4.2
7.5
Merger-related items*
(16.3)
(12.8)
6.0
7.5
-
60.8
-
14.0
Net operating income
$755.2
$884.3
$1,072.5
$1,174.6
$1,086.9
$1,156.6
$245.8
$320.1
PPNR
(1)
Net Income for EPS
$675.9
$781.8
$953.4
$1,062.5
$978.6
$978.7
$218.8
$275.7
Preferred Div., Amort. of Pref.
Stock & Unvested Stock Awards
$60.3
$77.7
$76.1
$75.9
$87.7
$92.0
$22.8
$22.8
Income Taxes
$356.6
$401.3
$562.5
$627.1
$576.0
$595.0
$133.8
$169.3
GAAP Pre-tax Income
$1,092.8
$1,260.8
$1,592.0
$1,765.6
$1,642.2
$1,674.7
$375.4
$467.8
Provision for credit losses
368.0
270.0
204.0
185.0
124.0
170.0
38.0
49.0
Pre-Tax, Pre-Provision Income
$1,460.8
$1,530.8
$1,796.0
$1,950.6
$1,766.2
$1,844.7
$413.4
$516.8
Earnings Per Share
Diluted earnings per share
$5.69
$6.35
$7.54
$8.20
$7.42
$7.18
$1.65
$1.73
Intangible amortization*
0.29
0.30
0.29
0.22
0.15
0.12
0.03
0.05
Merger-related items*
(0.14)
(0.10)
0.05
0.06
-
0.44
-
0.09
Diluted net operating
earnings per share
$5.84
$6.55
$7.88
$8.48
$7.57
$7.74
$1.68
$1.87
Efficiency Ratio
(1)
$ in millions
Non-interest expenses
$1,914.8
$2,441.9
$2,469.8
$2,587.9
$2,689.5
$2,822.9
$686.4
$776.1
less: intangible amortization
58.1
61.6
60.6
46.9
33.8
26.4
6.8
12.3
less: merger-related expenses
0.8
83.7
9.9
12.4
-
76.0
-
23.2
Non-interest operating expenses
$1,856.0
$2,296.6
$2,399.2
$2,528.6
$2,655.7
$2,720.5
$679.6
$740.6
Tax equivalent revenues
$3,399.6
$3,998.6
$4,292.2
$4,563.4
$4,479.4
$4,692.1
$1,105.6
$1,299.2
less: gain/(loss) on sale of securities
2.8
150.2
0.0
56.5
-
(0.1)
(0.10)
0.00
less: net OTTI losses recognized
(86.3)
(77.0)
(47.8)
(9.8)
-
-
-
-
less: merger-related gains
27.5
64.9
-
-
-
-
-
-
Denominator for efficiency ratio
$3,455.6
$3,860.5
$4,340.0
$4,516.7
$4,479.4
$4,692.2
$1,105.7
$1,299.2
Net operating efficiency ratio
53.7%
59.5%
55.3%
56.0%
59.3%
58.0%
61.5%
57.0%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets
2010
2011
2012
2013
2014
2015
1Q15
1Q16
$ in millions
Average assets
68,380
$
73,977
$
79,983
$
83,662
$
92,143
$
101,780
$
95,892
$
123,252
$
Goodwill
(3,525)
(3,525)
(3,525)
(3,525)
(3,525)
(3,694)
(3,525)
(4,593)
Core deposit and other
intangible assets
(153)
(168)
(144)
(90)
(50)
(45)
(31)
(134)
Deferred taxes
29
43
42
27
15
16
10
52
Average tangible assets
64,731
$
70,327
$
76,356
$
80,074
$
88,583
$
98,057
$
92,346
$
118,577
$
Average Common Equity
$ in millions
Average common equity
7,367
$
8,207
$
8,834
$
9,844
$
10,905
$
11,996
$
11,227
$
15,047
$
Goodwill
(3,525)
(3,525)
(3,525)
(3,525)
(3,525)
(3,694)
(3,525)
(4,593)
Core deposit and other
intangible assets
(153)
(168)
(144)
(90)
(50)
(45)
(31)
(134)
Deferred taxes
29
43
42
27
15
16
10
52
Average tangible common equity
3,718
$
4,557
$
5,207
$
6,256
$
7,345
$
8,273
$
7,681
$
10,372
$

BB&T Corporation
M&T Bank Corporation
PNC Financial Services Group, Inc.
Comerica Incorporated
Regions Financial Corporation
Fifth Third Bancorp
Wells Fargo & Company
SunTrust Banks, Inc.
Huntington Bancshares Incorporated
Zions Bancorporation
KeyCorp
M&T Peer Group
U.S. Bancorp